CVT S&P 500® INDEX PORTFOLIO

CVT S&P MIDCAP 400® INDEX PORTFOLIO

CVT RUSSELL 2000® SMALL CAP INDEX PORTFOLIO

CVT EAFE INTERNATIONAL INDEX PORTFOLIO

CVT INVESTMENT GRADE BOND INDEX PORTFOLIO

(collectively, the “Funds” and each a “Fund”)

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of each Fund dated May 1, 2025

Each Fund is currently classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is updating its diversification policy under the 1940 Act to reflect that the Fund intends to be diversified in approximately the same proportion as each Fund’s Index1 is diversified. Each Fund may therefore become “non-diversified” solely as a result of tracking its respective index (due to changes in relative market capitalization or index weighting of one or more component securities).

To the extent a Fund becomes non-diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified. Accordingly, effective May 1, 2026, the Summary Prospectus, Prospectus, and SAI for each Fund are amended as follows:

1.	The following is added as a new paragraph at the end of the “Principal Investment Strategies” section in each Fund’s Summary Prospectus and Prospectus:

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

2.	The following is added after paragraph titled “Tracking Error Risk” in the “Principal Risks” section in each Fund’s Summary Prospectus and Prospectus:

Index Fund Issuer Non-Diversification Risk. The Fund may become “non-diversified” under the 1940 Act for periods of time solely as a result of tracking the Index (due to changes in relative market capitalization or index weighting of one or more component securities). To the extent the Fund becomes “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

1	As defined in each Fund’s Prospectus.

3.	The following is added after the paragraph titled “Issuer Non-Diversification” in the “Investment Objectives & Principal Policies and Risks” section in each Fund’s Prospectus:

Index Fund Issuer Non-Diversification. With respect to CVT S&P 500® Index Portfolio, CVT S&P MidCap 400® Index Portfolio, CVT Russell 2000® Small Cap Index Portfolio, CVT EAFE International Index Portfolio and CVT Investment Grade Bond Index Portfolio, while each Fund is classified as “diversified” under the 1940 Act, it may become non-diversified for periods of time solely as a result of tracking its respective Index (due to changes in relative market capitalization or index weighting of one or more component securities). To the extent a Fund becomes “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. See each Fund’s “Principal Investment Strategies” for more information about the Fund’s Index.

4.	The following is added as the second to last paragraph under “INVESTMENT RESTRICTIONS” in the Funds’ Statement of Additional Information:

With respect to investment restriction (2) above, each of CVT S&P 500® Index Portfolio, CVT S&P MidCap 400® Index Portfolio, CVT Russell 2000® Small Cap Index Portfolio, CVT EAFE International Index Portfolio, and CVT Investment Grade Bond Index Portfolio intends to be diversified in approximately the same proportion as its respective Index as designated in its Principal Investment Strategies is diversified and, as a result, each such Fund may become non-diversified for periods of time solely due to changes in the composition of its Index. To the extent that a Fund becomes non-diversified solely due to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified.

April 24, 2026	48683-00 4.24.26